UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V87292-P44611  LCI INDUSTRIES  2026 Annual Meeting  Vote by May 11, 2026  11:59 PM ET  LCI INDUSTRIES  3501 COUNTY ROAD 6 EAST  ELKHART, IN 46514  You invested in LCI INDUSTRIES and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 12, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s)  by requesting prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 12, 2026  9:00 A.M. Eastern Time  Virtually at: www.virtualshareholdermeeting.com/LCII2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. To elect eight Directors to serve until the next Annual Meeting of Stockholders, each as recommended by the Board of Directors.  For  Nominees:  1a. Tracy D. Graham  1b. Brendan J. Deely  For  1c. Virginia L. Henkels  For  1d. Jason D. Lippert  For  1e. Stephanie K. Mains  For  1f. Linda K. Myers  For  1g. Kieran M. O’Sullivan  For  1h. John A. Sirpilla  For  2. To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers.  For  3. To ratify the appointment of KPMG LLP as independent auditor for the Company for the year ending December 31, 2026.  For  4. To approve the LCI Industries Amended 2018 Omnibus Incentive Plan.  For  NOTE: In their discretion, the persons named as proxies are authorized to vote on any other business that may properly come before the 2026 Annual Meeting of Stockholders or any adjournment or postponement thereof.  Voting Items  Board Recommends  V87293-P44611